PROSPECTUS SUPPLEMENT DATED JANUARY 23, 2008

THE PURPOSE OF THIS MAILING IS TO PROVIDE YOU WITH CHANGES TO THE CURRENT PROSPECTUS FOR CLASS A, B AND C SHARES OF THE FUND LISTED BELOW:

AIM EUROPEAN SMALL COMPANY FUND


Effective as of the open of business on February 1, 2008, AIM European Small Company Fund is open to all investors.

Accordingly, effective February 1, 2008, (i) the last sentence on the front cover of the prospectus is deleted in its entirety, and (ii) the following information replaces in its entirety the information appearing under the heading "OTHER INFORMATION -- LIMITED FUND OFFERING" on page 7 of the prospectus:

"FUTURE LIMITED FUND OFFERING

Due to the sometimes limited availability of common stocks of smaller companies that meet the investment criteria for the fund, the fund may limit public sale of its shares to certain new investors after assets reach approximately $500 million.

The fund may resume sales of shares to new investors at some future date if the Board of Trustees determines that doing so would be in the best interest of the shareholders."